UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2015

JACKSONVILLE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34821	36-4670835
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1211 West Morton Avenue, Jacksonville, Illinois	62650
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (217) 245-4111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 2.02	Results of Operations and Financial Condition

Jacksonville Bancorp, Inc. (the “Company”) announced its financial results at and for the three months and year ended December 31, 2014. The news release is included as an exhibit. The information included in the press release text is considered to be “furnished” under the Securities and Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not applicable.

(d)	Attached as an exhibit is the Company’s news release announcing its financial results at and for the three months and year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

DATE: January 9, 2015	By:	/s/ Richard A. Foss
Richard A. Foss President and Chief Executive Officer

EXHIBIT INDEX

99.1	News release dated January 9, 2015 announcing Jacksonville Bancorp, Inc.’s financial results at and for the three months and year ended December 31, 2014.